Prospectus

January 31, 2008, as revised July 25, 2008

Class I (Institutional) Shares

Calvert Social Investment Fund (CSIF) Balanced Portfolio
CSIF Equity Portfolio
Calvert Social Index Fund
CSIF Enhanced Equity Portfolio
Calvert Capital Accumulation Fund
Calvert World Values International Equity Fund
Calvert International Opportunities Fund
Calvert Global Alternative Energy Fund
Calvert New Vision Small Cap Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
CSIF Bond Portfolio

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Calvert
Investments That Make a Difference

A UNIFI Company

PROSPECTUS
January 31, 2008, as revised July 25, 2008

About the Funds
Investment Objective, Strategy, Principal Risks, Past Performance
CSIF Balanced	4
CSIF Equity	9
Calvert Social Index Fund	13
CSIF Enhanced Equity	16
Calvert Capital Accumulation	21
CWVF International Equity	25
Calvert International Opportunities	30
Calvert Global Alternative Energy	34
Calvert New Vision Small Cap	41
Calvert Small Cap Value	44
Calvert Mid Cap Value	48
CSIF Bond	52
Fees and Expenses	58
Investment Strategies and Risks	69

About Social Investing
Investment Selection Process	75
Socially Responsible Investment Criteria	76
Special Investment Programs	81
High Social Impact Investments	81
Special Equities	82
Manager Discovery Program	83
Shareholder Advocacy and Social Responsibility	83
About Your Investment About Calvert	84
Advisor, Subadvisors and Portfolio Managers	84
Advisory Fees	94
How to Open an Account	95
How Shares are Priced	96
When Your Account Will be Credited	97
Other Calvert Features / Policies
(Exchanges, Market Timing Policy, Minimum Account Balance, etc.)	98
Dividends, Capital Gains and Taxes	101
How to Sell Shares	103
Financial Highlights	106

Class I shares may not be available in all Funds.  Please call 1-800-327-2109 for availability.

CSIF Balanced

Objective

CSIF Balanced seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Principal Investment Strategies

The Fund typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments.  Stock investments are primarily common stock in large-cap companies, while the fixed-income investments are primarily a wide variety of investment grade securities, including corporate debt securities, mortgage-backed securities, and asset-backed securities. The Fund may invest in unrated debt securities as well. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's ("S&P") or an equivalent rating by a nationally recognized statistical rating organization ("NRSRO"), including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor.

CSIF Balanced invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the portfolio quarterly to adjust for changes in market value. The equity portion of the Fund is, primarily, a large cap core U.S. domestic portfolio, although it may have other investments, including foreign stocks and mid-cap stocks. The equity portion of the Fund seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed-income portion reflects an active trading strategy, seeking total return.

Equity investments are selected by the Subadvisors, while the Advisor manages the fixed-income assets and determines the overall asset class mix for the Fund depending upon its view of market conditions and economic outlook.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges of the 21st century. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights,  community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria.  Investments for the Fund must be consistent with the Fund's financial criteria and current social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following reasons:

  The market prices of stocks or bonds may decline.
  The individual stocks and bonds in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  For the fixed-income portion of the Fund, the Advisor's forecast as to interest rates may not be correct.
  For the fixed-income securities held in the Fund, the credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE.  Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.  Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates results in slower than expected repayments and extends the life of a mortgage-backed security beyond the expected maturity date, typically reducing the security's value.
  For the foreign securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates.  An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  The Advisor's allocation among different sectors of the stock and bond markets may not perform as well as expected.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Advisor intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security.
  The fixed-income portion of the Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.
  Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.  A repurchase agreement exposes the fixed income portion of the Fund to the risk that the party that sells the security may default on its obligation to repurchase it.  In this circumstance, the Fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.  The Fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Balanced Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to the Calvert Balanced Composite Benchmark Blend (the "Balanced Composite Benchmark"), 60% of which is comprised of the Russell 1000 Index and 40% of which is comprised of the Lehman U.S. Credit Index. The Russell 1000 Index and the Lehman U.S. Credit Index are widely-recognized unmanaged indexes of common stock and bond prices, respectively. It also shows the Fund's returns compared to the Lipper Mixed-Asset Target Allocation Growth Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund.

In December 2007 the Fund changed its broad-based benchmark to the Balanced Composite Benchmark from the Russell 1000 Index and the Lehman U.S. Credit Index. Calvert believes that this new benchmark better represents the type of securities in which the Fund's portfolio managers invest, making it easier for shareholders to compare the returns. The weighting of the component indexes in the Balanced Composite Benchmark represents the long-term allocation to stocks and bonds in the Fund.

There have been periods when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e., does not reflect deduction of the Class A front-end sales charge) is used during the periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004, inclusive. Because Class A has higher expenses, its performance is lower than Class I would have realized in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

CSIF Balanced
Year-by-Year Total Return

Best Quarter: (of periods shown)	Q2 '03	10.00%
Worst Quarter: (of periods shown)	Q3 '01	-10.47%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (2/26/99)
CSIF Balanced:
Return before taxes	3.69%	8.69%	3.42%
Return after taxes on
distributions	2.29%	8.10%	2.11%
Return after taxes on
distributions and sale
of Fund shares	3.68%	7.36%	2.23%
Balanced Composite Benchmark	5.51%	9.99%	4.90%
Russell 1000 Index	5.77%	13.43%	4.15%
Lehman U.S. Credit Index	5.11%	4.84%	6.06%
Lipper Mixed-Asset Target
Allocation Growth Funds Avg.	6.42%	10.71%	5.06%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Equity

Objective

CSIF Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund's investment and social criteria.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities.  "Equity securities" for purposes of this 80% policy means common stock.  The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.  The Fund invests primarily in the common stocks of U.S. large-cap companies, although it may have other investments, including foreign stocks and mid-cap stocks.  The Fund defines large-cap companies as those whose market capitalization falls within the range of the Standard & Poor's ("S&P") 500 Index.  The S&P 500 Index is reconstituted from time to time.  The market capitalization range for the S&P 500 Index was $708 million to $511.9 billion as of December 31, 2007.  Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $20 billion.   The Fund also may purchase stocks outside the S&P 500 Index. Investment returns will be primarily from changes in the price of the Fund's holdings (capital appreciation).

The Subadvisor looks for established companies with a history of steady earnings growth.  Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through high profitability and that the stock is favorably priced with respect to those growth expectations. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive in the Subadvisor's opinion.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges of the 21st century. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights,  community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria.  Investments for the Fund must be consistent with the Fund's financial criteria and current social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  For the foreign securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates.  An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Equity Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the S&P 500 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

CSIF Equity
Year-by-Year Total Return

Best Quarter: (of periods shown)	Q4 '01	15.31%
Worst Quarter: (of periods shown)	Q3 '02	-16.10%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (11/1/99)
CSIF Equity:
Return before taxes	10.53%	11.10%	7.59%
Return after taxes on
distributions	9.60%	10.73%	6.89%
Return after taxes on
distributions and sale
of Fund shares	8.08%	9.68%	6.37%
S&P 500 Index	5.49%	12.82%	2.68%
Lipper Multi-Cap Core
Funds Avg.	6.43%	13.33%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance for the Fund as of 11/30/99 is:  Return before taxes 7.12%; Return after taxes on distributions 6.42%; Return after taxes on distributions and sale of Fund shares 5.94%; and the performance for Lipper Multi-Cap Core Funds Avg. is 4.90%.

Calvert Social Index Fund

Objective

Calvert Social Index Fund seeks to match the performance of the Calvert Social Index®, which measures the investment return of large- and mid-capitalization stocks.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index.  The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. Under normal circumstances, the Fund will invest at least 95% of its net assets (including borrowings for investment purposes) in securities contained in the Index. The Fund will provide shareholders with at least 60 days' notice before changing this policy. Generally, the Fund sells securities only to reflect a change in the Calvert Social Index.

Calvert Social Index Performance

The Calvert Social Index measures the performance of those companies that meet the social investment criteria selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, listed on the NYSE or NASDAQ-AMEX. As of December 31, 2007, the capitalization range of the Index was $479 million to $333.1 billion, and the weighted average capitalization was $83.2 billion. The Fund seeks to have a weighted average capitalization that approximates that of the Index.  As of December 31, 2007, there were 633 companies in the Index, though this number will change over time due to company mergers or changes due to Calvert's evaluation of an issuer's conduct relative to the Fund's social criteria. The Index is reconstituted once a year based on an updated list of the 1,000 largest U.S. companies. The Index is also reviewed quarterly to adjust for social criteria and other factors.

The socially responsible criteria are described below under "Socially Responsible Investment Criteria." Calvert continuously evaluates the performance of companies included in the Index to ensure compliance with these criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market, because of the following risks:

  The stock market or the Calvert Social Index may decline in value.
  An index fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its investment and social criteria - will not be able to match the performance of the index exactly.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Social Index Fund Performance

The following bar chart and table show the Fund's annual returns and its long-term performance.  The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Calvert Social Index.  It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calvert Social Index Fund
Year-by-Year Total Return

Best Quarter: (of periods shown )	Q2 '03	16.34%
Worst Quarter: (of periods shown)	Q3 '02	-17.65%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (6/30/00)
Calvert Social Index Fund:
Return before taxes	3.23%	10.98%	-0.80%
Return after taxes on
distributions	3.00%	10.78%	-0.97%
Return after taxes on
distributions and sale
of Fund shares	2.41%	9.57%	-0.73%
Calvert Social Index	3.15%	11.28%	-0.52%
Lipper Multi-Cap Core
Funds Avg.	6.43%	13.33%	3.85%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Enhanced Equity

Objective

CSIF Enhanced Equity seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index.  It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund's investment and social criteria.  This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in common stock of U.S. companies that meet the social criteria and creates a portfolio whose characteristics closely resemble the characteristics of the Russell 1000 Index, while emphasizing the stocks which it believes offer the greatest potential for return. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities.  "Equity securities" for purposes of this 80% policy means common stock.  The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 Index was approximately $90.5 billion.  As of December 31, 2007, the capitalization range of the Index was $384 million to $511.9 billion. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $20 billion.

CSIF Enhanced Equity follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Fund's performance, relative to the Index. The Fund may purchase stocks not in the Russell 1000 Index, including foreign stocks not exceeding 25% of the Fund's net assets, but at least 65% of the Fund's total assets will be invested in stocks that are in the Index. Any investments not in the Index will meet the Fund's social screening criteria and be selected to closely mirror the Index's risk/return characteristics.  The Subadvisor rebalances the Fund quarterly to maintain its relative exposure to the Index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Fund's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though certain industries may be eliminated from the Fund by the screens, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks.

The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance. Each security identified for potential investment is ranked according to three separate measures: growth, value and momentum of market sentiment. These three measures are combined to create a single composite score of each stock's attractiveness. The Fund is constructed from securities that meet its social criteria, weighted through a mathematical process that seeks to reduce risk vis-à-vis the Russell 1000 Index. The Subadvisor may choose to sell a security when it no longer appears attractive under this process.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges of the 21st century. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights,  community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria.  Investments for the Fund must be consistent with the Fund's financial criteria and current social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market, because of the following risks:

  The stock market or the Russell 1000 Index may decline in value.
  The individual stocks in the Fund or the enhanced equity modeling portfolio may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The Fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its own investment and social criteria - will not be able to match the performance of the index exactly.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have  a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.   The Fund is not sponsored, sold, promoted, or endorsed by the Frank Russell Company.

Tracking the Russell 1000 Index

The Subadvisor expects the annual tracking error, relative to the return of the Russell 1000 Index before deducting expenses, to be within certain limits established by the Advisor and Subadvisor.  The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

CSIF Enhanced Equity Performance

The following bar chart and table show the Fund's annual returns and its long-term performance.  The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 1000 Index, a widely recognized unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. There have been periods when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e., does not reflect deduction of the Class A front-end sales charge) is used during the periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005, inclusive. Because Class A has higher expenses, its performance is lower than Class I would have realized in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

CSIF Enhanced Equity
Year-by-Year Total Return

Best Quarter: (of periods shown)	Q4 '99	14.72%
Worst Quarter: (of periods shown)	Q3 '02	-16.05%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (4/15/98)
CSIF Enhanced Equity:
Return before taxes	-1.14%	9.70%	4.09%
Return after taxes on
distributions	-2.03%	9.23%	3.82%
Return after taxes on
distributions and sale
of Fund shares	0.44%	8.43%	3.55%
Russell 1000 Index	5.77%	13.43%	4.84%
Lipper Multi-Cap
Core Funds Avg.	6.43%	13.33%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*  For comparison purposes to Lipper, performance for the Fund as of 4/30/98 is:  Return before taxes 4.22%; Return after taxes on distributions 3.95%; Return after taxes on distributions and sale of Fund shares 3.66%; and the performance for Lipper Multi-Cap Core Funds Avg. is 5.91%.

Calvert Capital Accumulation

Objective

Calvert Capital Accumulation seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund's investment and social criteria.  This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Investments are primarily in the common stocks of mid-size U.S. companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Growth Index. The Russell Midcap Growth Index undergoes an annual reconstitution. The market capitalization range for the Russell Midcap Growth Index was $384 million to $41.7 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization between $2 billion and $12 billion. The Fund also may purchase stocks outside the Russell Midcap Growth Index.  Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Fund may also invest up to 25% of its net assets in foreign securities.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges of the 21st century. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights,  community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria.  Investments for the Fund must be consistent with the Fund's financial criteria and current social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Prices of mid-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates.  An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Capital Accumulation Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell Midcap Growth Index.  This is a widely recognized unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Mid-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. There have been periods during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during the periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003, inclusive. Because Class A has higher expenses, its performance is lower than Class I would have realized in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calvert Capital Accumulation
Year-by-Year Total Return

Best Quarter: (of periods shown)	Q4 '01	22.61%
Worst Quarter: (of periods shown)	Q3 '01	-24.74%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (2/26/99)
Calvert Capital Accumulation:
Return before taxes	10.42%	11.27%	3.94%
Return after taxes on
distributions	10.19%	11.21%	3.36%
Return after taxes on
distributions and sale
of Fund shares	7.08%	9.85%	3.27%
Russell Midcap
Growth Index	11.43%	17.90%	6.88%
Lipper Mid-Cap
Growth Funds Avg.	16.48%	16.44%	7.68%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert World Values Fund, Inc. (CWVF) International Equity

Objective

CWVF International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment and social criteria.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of foreign companies.  "Equity securities" for purposes of this 80% policy means common and preferred stock and the depositary receipts on such shares.  The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.  The Fund invests primarily in the common and preferred stocks of non-U.S. large cap companies using a core investment approach. The Fund defines "non-U.S. large cap" companies as those whose market capitalization falls within the range of the Morgan Stanley Capital International ("MSCI") Europe, Australasia, and Far East  ("EAFE") Global Investable Market Index ("IMI"). The MSCI EAFE IMI undergoes quarterly reassessment and updating reviews by MSCI: full reviews take place twice per year and partial reviews occur in the other two quarters. The market capitalization range for the MSCI EAFE IMI was $749 million to $233.6 billion as of December 31, 2007.  Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $10 billion.

The Fund will generally hold stocks of companies from the constituent countries of the MSCI EAFE IMI, but may opportunistically invest in other countries, including emerging markets stocks.  The Subadvisor uses an investment process that focuses on deriving returns from individual stock selection (bottom-up).  The Subadvisor creates original fundamental research on a broad range of non-U.S. securities and applies a set of quantitative screening models to identify stocks that are expected to provide returns that are superior to that of the benchmark.  These models evaluate stocks based on fundamental valuation judgments and market activity.  The Subadvisor constructs the portfolio in a manner that attempts to control the level of risk in the portfolio relative to the benchmark, the MSCI EAFE IMI. As stocks improve or decline in rating over successive periodic model evaluations, they are gradually added to or sold from the portfolio.

No more than 5% of the Fund's net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments). See "Special Investment Programs" below.

The Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches.  GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country.  GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares.  GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges of the 21st century. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights,  community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria.  Investments for the Fund must be consistent with the Fund's financial criteria and current social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock markets may decline in value (including those outside the U.S.)
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates.  An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rare of successful smaller companies, especially during extended periods of economic expansion.
  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk.  A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials.  With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends.  Normally, less information is available on unsponsored ADRs.  GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CWVF International Equity Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Fund's previous benchmark index, the MSCI EAFE (Standard) Index. This is a widely recognized, unmanaged index of common stock prices around the world. It also shows the Fund's returns compared to the Lipper International Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund.

In December 2007 the Fund changed its broad-based benchmark to the MSCI EAFE IMI from the MSCI EAFE (Standard) Index. This change in the Fund's benchmark index resulted from index rule changes adopted by MSCI, which moved a large number of small cap securities out of the MSCI EAFE (Standard) Index and in effect converted it into a large and mid-capitalization only index. Calvert selected the MSCI EAFE IMI to better represent the broad array of international investing choices which had been accessed historically by the Fund and which should continue to be accessed by the Fund in the future. Calvert believes that the overall risk and performance characteristics will not materially differ when comparing the Fund's new and previous benchmark indices. Return information is provided in the following Average Annual Return table for the previous MSCI EAFE Index because the EAFE IMI does not yet include one year of performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

CWVF International Equity
Year-by-Year Total Return

Best Quarter: (of periods shown )	Q2 '03	17.38%
Worst Quarter: (of periods shown)	Q3 '01	-17.04%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (2/26/99)
CWVF International Equity:
Return before taxes	2.52%	17.61%	6.01%
Return after taxes on
distributions	0.40%	16.62%	5.10%
Return after taxes on
distributions and sale
of Fund shares	2.70%	15.39%	4.91%
MSCI EAFE (Standard) Index*	11.63%	22.08%	8.33%
Lipper International Multi-Cap
Core Funds Avg.	12.18%	20.77%	9.51%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*The Fund's new benchmark index, the MSCI EAFE IMI, is not shown because it does not yet include one year of performance data.

CALVERT INTERNATIONAL OPPORTUNITIES

Objective

Calvert International Opportunities seeks long-term capital appreciation. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will invest primarily in the common and preferred stocks of non-U.S. small-cap to mid-cap companies. The Fund defines "non-U.S. small cap to mid cap companies" as those whose market capitalization falls within the range of the Citigroup/Standard & Poor's ("S&P") World ex-U.S. EMI Index (the "Citigroup/S&P World Index"). The Citigroup/S&P World Index undergoes an annual reconstitution with respect to both developed markets (reconstitution on July 1 each year) and emerging markets (reconstitution on October 1 each year). The market capitalization range for the Citigroup/S&P World Index was USD $16 million to $28.1 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of approximately $5 billion. The Fund will primarily hold stocks of companies included in the Citigroup/S&P World Index but may opportunistically invest in stocks of companies outside the Index.

The Fund defines a "non-U.S. company" as a company: (1) whose principal place of business is located outside the U.S.; (2) which derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.; or (3) which is organized under the laws of a non-U.S. country and has its securities principally traded on a non-U.S. exchange.

The Fund will primarily hold stocks of companies in developed countries but as an internationally diversified fund, it may invest in any geographic region of the world if the Subadvisor deems the company attractive. The Subadvisor's stock selection process does not utilize a pre-determined geographic allocation. The Fund may invest up to 20% of its assets in securities of issuers in emerging market countries. The securities in which the Fund invests are often denominated and traded in foreign currencies. The Subadvisor primarily uses a bottom-up approach focused on fundamental analysis of stocks of individual companies across all geographic regions. Attractive companies are identified through a combination of valuation and growth metrics that seeks to identify companies with a sustainable competitive advantage.

No more than 10% of the Fund's net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments). See "Special Investment Programs" below.

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of a foreign issuer.  ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares.  The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin.  The Fund may invest in either sponsored or unsponsored ADRs.  GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches.  GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country.  GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares.  GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges of the 21st century. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria.  Investments for the Fund must be consistent with the Fund's financial criteria and current social criteria.

If the Fund's Board of Directors approves a change in the Fund's investment objective, 60 days' advance notice will be provided to shareholders before such a change is implemented.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock markets may decline in value (including markets outside the U.S.)
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates.  An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries.  These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Prices of small-cap and mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies.  Small cap- and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results.  Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Preferred stock is a class of capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.
  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials.  With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends.  Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.
  In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value.  Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert International Opportunities Performance

There are no performance tables because the Fund has had less than one calendar year of operations.

CALVERT GLOBAL ALTERNATIVE ENERGY

Objective

Calvert Global Alternative Energy seeks long-term growth of capital.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies whose main business is alternative energy or that are significantly involved in the alternative energy sector.  The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.  Under the Fund's investment approach, a company whose main business is alternative energy or that is significantly involved in the alternative energy sector will (1) derive at least 50% of its revenues or earnings from alternative energy activities; (2) devote at least 50% of its assets to such activities; or (3) be included in one of the following alternative energy indices: Ardour Global Index; Merrill Lynch Renewable Energy Index; S&P Global Alternative Energy Index; WilderHill New Energy Global Innovation Index; and WilderHill Clean Energy Index.  (For additional information on these indices, see "Description of Alternative Energy Indices" below.)

The Fund defines a non-U.S. company as a company (1) whose principal place of business is located outside the U.S.; (2) which derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.; or (3) which is organized under the laws of a non-U.S. country and has its securities principally traded on a non-U.S. exchange.

The Fund will invest in equity securities that include common stocks, preferred stocks, securities convertible into common stocks, depositary receipts, rights and warrants.

The Fund will invest in securities of all market capitalizations; however, because many alternative energy companies are relatively new, the Fund may contain a greater number of small- and mid-cap stocks than large-cap stocks.  As an internationally diversified fund, the Fund will invest in several countries in different geographic regions.  The Fund will primarily invest in developed countries but may purchase securities in emerging markets.  The Subadvisor's stock selection process does not utilize a pre-determined geographic allocation.

The Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of a foreign issuer.  ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin.  The Fund may invest in either sponsored or unsponsored ADRs.  GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches.  GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country.  GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares.  GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

The Subadvisor will use a combination of quantitative and fundamental processes.  The initial step focuses on development of the investable universe.  The universe is evaluated based upon long-term strategic allocations for each sub-activity within the alternative energy sector.  Fundamental and qualitative models further evaluate stocks from the bottom up, focused on fundamental analysis of stocks of individual companies across all geographic regions.  Top-down views on industries, sectors or regions act as risk controls during portfolio construction. The Subadvisor also consults a panel of experts in the field of alternative energy to provide research and insight on political, economic and regional trends with respect to alternative energy segments.

The Subadvisor may elect to sell a security following evaluation using a fair-value model created upon purchase.  Factors that help to determine action include a review of business or financial fundamentals, and future expectations relative to current valuation and the model target.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions.  Thus, the Fund may hold cash and invest in cash equivalents.  During these periods, the Fund may not be able to achieve its investment objective.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

The Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose  products, services, and methods contribute to a more sustainable future.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria.  Investments for the Fund must be consistent with the Fund's financial criteria and current social criteria.

Description of Alternative Energy Indices

As stated above under "Principal Investment Strategies," the Fund may invest in companies that are included in certain alternative energy indices, which are described below.

Ardour Global Index.  The Ardour Global Index is a capitalization-weighted, float-adjusted equity index designed to serve as an equity benchmark for globally traded stocks that are principally engaged in the field of Alternative Energy Technologies, including renewable energy, alternative fuels and related enabling technologies. As of December 31, 2007, the Index included 111 companies.

Merrill Lynch Renewable Energy Index.  The objective of the Merrill Lynch Renewable Energy Index is to provide exposure to stocks that are well positioned to benefit from the renewable/alternative energy theme globally. This includes "pure plays" as well as stocks likely to benefit in a less direct way.  The Index consists of stocks of the three largest renewable energy sub-sectors (namely biofuels, solar and wind) that have been filtered on several criteria -- market capitalization, liquidity and country of listing. As of December 31, 2007, the Index included 30 in the broad renewable energy sector.

S&P Global Alternative Energy Index.  The S&P Global Alternative Energy Index combines two indices from the S&P Global Thematic Indices -- the S&P Global Clean Energy Index and the S&P Global Nuclear Energy Index. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global alternative energy business, from both developed and emerging markets. As of December 31, 2007, the Index included 54 companies.

The S&P Global Clean Energy Index provides liquid and tradable exposure to 30 companies (as of December 31, 2007) from around the world that are involved in clean energy related businesses. The Index is comprised of a diversified mix of Clean Energy Production and Clean Energy Equipment & Technology companies.

The S&P Global Nuclear Energy Index is comprised of 24 of the largest publicly traded companies (as of December 31, 2007) in nuclear energy related businesses that meet investability requirements. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global nuclear energy business from both developed markets and emerging markets.

WilderHill New Energy Global Innovation Index.  The WilderHill New Energy Global Innovation Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC.  The Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses; it also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. As of December 31, 2007, the Index included 88 companies.

WilderHill Clean Energy Index.  A priority of the WilderHill Clean Energy Index is to define and track the Clean Energy sector: specifically, businesses that stand to benefit substantially from a societal transition toward use of cleaner energy and conservation. Stocks and sector weightings within the Index are based on their significance for clean energy, technological influence and relevance to preventing pollution in the first place.  Companies selected for the Index include those that focus on technologies for utilization of greener, more-renewable sources of energy. These technologies include those for renewable energy harvesting or production, energy conversion, energy storage, pollution prevention and improvements in energy efficiency, power delivery, energy conservation and monitoring of energy information. As of December 31, 2007, the Index included 42 companies.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The Fund is non-diversified.  Compared to other funds, the Fund may invest more of its assets in a smaller number of companies.  Gains or losses on a single stock may have greater impact on the Fund.
  Stocks that comprise the energy sector may decline in value;
  Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may decline;
  The alternative energy industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. This industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.  Changes in U.S., European and other governments' policies towards alternative energy also may have an adverse affect on the Fund's performance.
  The stock markets in which the Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates as well as non-economic factors such as political events.
  The Fund will concentrate its investments (that is, invest more than 25% of its total assets) in the alternative energy industry. A downturn in this industry would have a larger impact on the Fund than on a fund that does not concentrate in this industry. In addition, shares of the companies involved in the energy industry have been more volatile than shares of companies operating in other more established industries.  Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments (and consequently the value of an investment in the Fund) may tend to rise and fall more rapidly.
  The stock markets may decline in value (including markets outside the U.S.).
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates.  An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries.  These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  Prices of small- and mid-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Small cap- and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.
  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk.  A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends.  Normally, less information is available on unsponsored ADRs.  GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.
  Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.  Rights are the same as warrants, except companies typically issue rights to existing stockholders.
  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. The market value of convertible securities tends to decrease as interest rates increase, although to a lesser extent than with fixed-income securities. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.
  In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value.  Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Global Alternative Energy Performance

There are no performance tables because the Fund has had less than one calendar year of operations.

Calvert New Vision Small Cap

Objective

Calvert New Vision Small Cap seeks to provide long-term capital appreciation by investing primarily in small-cap stocks of U.S. companies that meet the Fund's investment and social criteria.  This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

At least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of small-cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines small-cap companies as those with market capitalization of $3 billion or less at the time the Fund initially invests. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive in the Subadvisor's opinion.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges of the 21st century. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights,  community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria.  Investments for the Fund must be consistent with the Fund's financial criteria and current social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  Prices of small-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Small companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert New Vision Small Cap Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2000 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Small-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. There have been periods during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during the periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003, inclusive and March 12, 2003 through July 31, 2003, inclusive. Because Class A has higher expenses, its performance is lower than Class I would have realized in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calvert New Vision Small Cap
Year-by-Year Total Return

Best Quarter: (of periods shown)	Q1 '00	18.68%
Worst Quarter: (of periods shown)	Q3 '02	-21.69%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (2/26/99)
Calvert New Vision Small Cap:
Return before taxes	0.40%	7.48%	7.40%
Return after taxes on
distributions	0.40%	7.07%	6.68%
Return after taxes on
distributions and sale
of Fund shares	0.26%	6.49%	6.23%
Russell 2000 Index	-1.57%	16.25%	9.25%
Lipper Small-Cap Core
Funds Avg.	-1.00%	15.47%	11.24%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Small Cap Value

Objective

Calvert Small Cap Value seeks to provide long-term capital appreciation primarily through investment in small company U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of smaller company stocks that meet the Fund's investment and social criteria. Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of small companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Calvert quantifies small companies as having a market capitalization of $3 billion or less at the time of initial purchase.

The Fund seeks to identify the common stocks of undervalued companies with long-term growth potential. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the Advisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund may also invest up to 25% of its net assets in foreign securities.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges of the 21st century. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights,  community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria.  Investments for the Fund must be consistent with the Fund's financial criteria and current social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The market may not recognize a security's intrinsic value for a long time.
  A stock judged to be undervalued by the Fund's Subadvisor may actually be appropriately priced.
  Prices of small-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad.  Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates.  An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Small Cap Value Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2000 Value Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Small-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calvert Small Cap Value
Year-by-Year Total Return

Best Quarter (of periods shown)	Q1 '06	11.19%
Worst Quarter (of periods shown)	Q2 '06	-5.32%

Average Annual Total Returns (as of 12-31-07)
	1 year	Since Inception (4/29/05)
Calvert Small Cap Value:
Return before taxes	-1.55%	9.07%
Return after taxes on distributions	-1.63%	9.03%
Return after taxes on distributions
and sale of Fund shares	-0.90%	7.79%
Russell 2000 Value Index	-9.78%	9.73%
Lipper Small-Cap Core Funds Avg.	-1.00%	11.20%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Mid Cap Value

Objective

Calvert Mid Cap Value will seek primarily to provide long-term capital appreciation through investment in mid-cap U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of mid-sized company stocks that meet the Fund's investment and social criteria. Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of mid-size companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Calvert quantifies mid-size companies as those within the range of market capitalizations of the Russell Midcap Value Index where companies had a capitalization of $479 million to $41.7 billion as of December 31, 2007. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of between $2 and $10 billion.

The Advisor defines the mid cap category based upon the constitution of the Russell Midcap Value Index, which had the market capitalization range stated above. The Russell Midcap Value Index undergoes an annual reconstitution. The annual index reconstitution as well as the general nature of an index means that the constitution of the Russell Midcap Value Index will vary due to market changes, which can also affect the market capitalization range. Any changes to the constitution and market capitalization of the Russell Midcap Value Index will cause the Advisor's universe of stocks and range of market capitalizations to change accordingly. The Advisor may also purchase companies outside of the Russell Midcap Value Index.

The Fund may also invest up to 25% of its net assets in foreign securities.

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the Advisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges of the 21st century. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights,  community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria.  Investments for the Fund must be consistent with the Fund's financial criteria and current social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The stock market may decline in value.
  The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.
  The market may not recognize a security's intrinsic value for a long time.
  A stock judged to be undervalued by the Fund's Subadvisor may actually be appropriately priced.
  Prices of mid-cap stocks may respond to market activity differently from, and can be more volatile than, those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad.  Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates.  An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Mid Cap Value Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell Midcap Value Index. This is a widely recognized, unmanaged index of common stock prices.  It also shows the Fund's returns compared to the Lipper Mid-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calvert Mid Cap Value
Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '07	6.61%
Worst Quarter (of periods shown)	Q4 '07	-4.36%

Average Annual Total Returns (as of 12-31-07)
	1 year	Since Inception (6/27/05)
Calvert Mid Cap Value:
Return before taxes	1.51%	8.18%
Return after taxes on distributions	1.16%	7.78%
Return after taxes on distributions
and sale of Fund shares	1.46%	6.91%
Russell Midcap Value Index	-1.42%	10.25%
Lipper Mid-Cap Core Funds Avg.	5.90%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*  For comparison purposes to Lipper, performance as of 6/30/05 is as follows: Return before taxes is 7.67%; Return after taxes on distributions is 7.27%; Return after taxes on distributions and sale of Fund shares is 6.47%; and Lipper Mid-Cap Core Funds Average is 10.53%.

CSIF Bond

Objective

CSIF Bond seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities meeting the Fund's investment and social criteria.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. At least 65% of the Fund's net assets will be invested in investment grade debt securities rated A or above. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's ("S&P") or an equivalent rating by a nationally recognized statistical rating organization (''NRSRO"), including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the security's fundamentals with the credit research team and determine its position on the security, given its fundamental outlook for the security and the price at which the security then trades. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade in a security's credit quality rating is not an automatic signal to sell/buy that security.

The Fund invests principally in bonds issued by U.S. corporations and U.S. agencies (e.g., Government National Mortgage Association), the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Fund also may invest in taxable municipal securities, asset-backed securities ("ABS") of U.S. issuers, and repurchase agreements.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations ("CMOs") and ABS. The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or ABS classes with a higher priority of payment.

The Fund may invest up to 35% of its net assets in below-investment grade high-yield debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates evidencing ownership of shares of a foreign issuer.  ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges of the 21st century. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights,  community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria.  Investments for the Fund must be consistent with the Fund's financial criteria and current social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The market prices of bonds may decline.
  The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE.  Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), typically reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.  Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates results in slower than expected prepayments and extends the life of a mortgage-backed security beyond the expected maturity date, typically reducing the security's value.
  The individual bonds in the Fund may not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices may not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities.
  The Advisor's allocation among different sectors of the bond market and among bonds with maturities of different length does not perform as well as expected.
  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
  For bonds in default (rated "D" by S&P or the equivalent by an NRSRO) held in the Fund, there is a significant risk of not achieving full recovery.
  For corporate and taxable municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Advisor intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security.
  For the foreign debt securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates.  An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials.  With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends.  Normally, less information is available on unsponsored ADRs.
  The Fund employs an active style that seeks to maximize income to the extent consistent with preservation of capital. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.
  Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.  A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it.  In this circumstance, the Fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.  The Fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

CSIF Bond Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman U.S. Credit Index, a widely recognized unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds A-Rated Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

CSIF Bond
Year-by-Year Total Return

Best Quarter: (of periods shown )	Q1 '01	7.83%
Worst Quarter: (of periods shown)	Q2 '04	-1.71%

Average Annual Total Returns (as of 12-31-07)
	1 year	5 years	Since Inception (3/31/00)
CSIF Bond:
Return before taxes	7.25%	6.52%	7.29%
Return after taxes on
distributions	4.98%	4.48%	4.77%
Return after taxes on
distributions and sale
of Fund shares	4.84%	4.43%	4.73%
Lehman U.S. Credit Index	5.11%	4.84%	6.81%
Lipper Corporate Debt
Funds A-Rated Average	4.47%	4.11%	5.64%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Annual Fund Operating Expenses are deducted from Fund assets.
CSIF Balanced
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.55%
Distribution and service (12b-1) fees	None
Other expenses7	0.22%
Acquired fund fees and expenses5	0.14%
Total annual fund operating expenses	0.91%
Less fee waiver and/or expense reimbursement3	(0.05%)
Net expenses6, *	0.86%

*Net Expenses  shown in the Fee and Expense Table do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratio of 0.72% reflects the operating expenses of the Fund and does not include Acquired fund fees and expenses.

CSIF Equity
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.60%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	0.67%

Calvert Social Index Fund
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within7 days of purchase.

Annual Fund Operating Expenses2,
(deducted from fund assets)
Management fees	0.325%
Distribution and service (12b-1) fees	None
Other expenses7	0.245%
Total annual fund operating expenses	0.57%
Less fee waiver and/or expense reimbursement3	(0.36%)
Net expenses	0.21%

CSIF Enhanced Equity
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within7 days of purchase.

Annual Fund Operating Expenses2,4
(deducted from fund assets)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses7	0.18%
Total annual fund operating expenses	0.88%
Less fee waiver and/or expense reimbursement3	(0.07%)
Net expenses	0.81%

Calvert Capital Accumulation
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses7	0.39%
Total annual fund operating expenses	1.14%
Less fee waiver and/or expense reimbursement3	(0.28%)
Net expenses	0.86%

CWVF International Equity
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.87%
Distribution and service (12b-1) fees	None
Other expenses7	0.11%
Acquired fund fees and expenses5	0.02%
Total annual fund operating expenses6, *	1.00%

*Total Annual Fund Operating Expenses shown in the Fee and Expense Table do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights;  the Financial Highlights expense ratio of 0.98% reflects the operating expenses of the Fund and does not include Acquired fund fees and expenses.

Calvert International Opportunities
Shareholder Fees
(fees paid directly from your account)

Redemption fee1
(as a % of redemption proceeds)	2.0%
Note: Redemption fee applies only to
redemptions, including exchanges,
within7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.95%
Distribution and service (12b-1) fees	None
Other expenses7	1.48%
Total annual fund operating expenses	2.43%
Less fee waiver and/or expense reimbursement4	(1.23%)
Net expenses	1.20%

Calvert Global Alternative Energy
Shareholder Fees
(fees paid directly from your account)

Redemption fee1
(as a % of redemption proceeds)	2.0%
Note: Redemption fee applies only
to redemptions, including exchanges,
within7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)

Management fees	1.15%
Distribution and service (12b-1) fees	None
Other expenses7	1.04%
Total annual fund operating expenses	2.19%

Less fee waiver and/or expense reimbursement4	(0.79%)
Net expenses	1.40%

Calvert New Vision Small Cap
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.85%
Distribution and service (12b-1) fees	None
Other expenses7	0.21%
Total annual fund operating expenses	1.06%
Less fee waiver and/or expense reimbursement3	(0.14%)
Net expenses	0.92%

Calvert Small Cap Value
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.85%
Distribution and service (12b-1) fees	None
Other expenses7	0.29%
Total annual fund operating expenses	1.14%
Less fee waiver and/or expense reimbursement3	(0.22%)
Net expenses	0.92%

Calvert Mid Cap Value
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses7	0.59%
Total annual fund operating expenses	1.34%
Less fee waiver and/or expense reimbursement3	(0.48%)
Net expenses	0.86%

CSIF Bond
Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2.0%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within7 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses7	0.08%
Total annual fund operating expenses	0.53%

Explanation of Fees and Expenses Table

1     The redemption fee applies to redemptions, including exchanges, within 7 days of purchase. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts but rather on their participants by the subtransfer agent and remitted to the Fund. Accounts of foundations, endowments, state and local governments, and those that use certain types of consultants are excluded from the Class I redemption fee. The fee is deducted from the redemption proceeds. It is payable to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. See "How to Sell Shares - Redemption Fee" for situations where the fee may be waived.

2     Annual fund operating expenses are based on expenses for the Fund's most recent fiscal year unless otherwise indicated. For Calvert International Opportunities and Calvert Global Alternative Energy, annual fund operating expenses are based on projected expenses for the Fund's current fiscal year. Management fees include the advisory fees paid to the Advisor ("Calvert") and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. With respect to the amount of each Fund's advisory fee, see "Advisory Fees". The administrative fees (as a percentage of net assets) are as follows: 0.10% for CSIF Equity, Calvert Social Index, CSIF Enhanced Equity, Calvert Capital Accumulation, Calvert New Vision Small Cap, Calvert Small Cap Value, Calvert Mid Cap Value and CSIF Bond; 0.125% for CSIF Balanced; and 0.15% for CWVF International Equity, Calvert International Opportunities and Calvert Global Alternative Energy.

3     Calvert has agreed to contractually limit direct net annual fund operating expenses for all of the Funds' Class I shares (other than CSIF Equity and CSIF Bond) through January 31, 2009 or, in the case of Calvert Social Index Fund, January 31, 2016.  This expense limitation does not limit the acquired fund fees and expenses incurred by a shareholder. Subject to the qualifications discussed below, direct net operating expenses will not exceed the following: 0.72% for CSIF Balanced; 0.21% for Calvert Social Index Fund; 0.81% for CSIF Enhanced Equity; 0.86% for Calvert Capital Accumulation, 1.10% for CWVF International Equity; 1.20% for Calvert International Opportunities; 1.40% for Calvert Global Alternative Energy; 0.92% for Calvert New Vision Small Cap; 0.92% for Calvert Small Cap Value; and 0.86% for Calvert Mid Cap Value. Only the Board of Trustees/Directors of the applicable Fund may terminate the Fund's expense cap for the contractual period.    The example on the following page reflects these expense limits but only through the contractual date. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments and taxes. No Fund expects to incur a material amount of interest expense in the fiscal year. If a Fund (in particular, Calvert International Opportunities and Calvert Global Alternative Energy due to their principal investment strategy), were to incur expenses from employing leverage, the costs would be reflected in the net expense ratio. The Funds, however, do not currently intend to employ leverage, so there will be no expense for this activity.

Each Fund has an expense offset arrangement with its custodian bank whereby the custodian fees may be paid indirectly by credits on the Fund's uninvested cash balances.  These credits are used to reduce the Fund's expenses.  Under those circumstances where the Advisor has provided to the Fund a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation may be reduced by the credits earned.  Expense offset credits, if applicable, are included in the line item "Less fee waiver and/or expense reimbursement."

The amount of this credit received by the Fund, if any, during the most recent fiscal year is reflected in the Financial Highlights Section, as the difference between the line items "Expenses Before Offset" and "Net Expenses." The amount the Advisor benefited from the credit was as follows: 0.01% for CSIF Balanced and Calvert Capital Accumulation; 0.02% for Calvert Social Index and Calvert New Vision Small Cap; 0.03% for Calvert Global Alternative Energy, Calvert Small Cap Value and Calvert Mid Cap Value; and 0.08% for Calvert International Opportunities, for the most recent fiscal year. See Statement of Additional Information, "Investment Advisor and Subadvisors."

4     Calvert voluntarily waives 0.10% of its annual advisory fee based on the average daily net assets of CSIF Enhanced Equity. This waiver is contingent upon the continued service by SSgA Funds Management, Inc. as Subadvisor to the Fund at an annual fee of 25 basis points, and Calvert may cease this waiver at any time. Due to the contractual expense limitation discussed in footnote 3 above, the voluntary waiver did not further reduce net expenses for Class I shares of this Fund for the fiscal year ended September 30, 2007.

5     Acquired Fund Fees and Expenses represent the underlying management fees and expenses, including any incentive allocations (typically 20%), of the private limited partnerships and limited liability companies  (collectively, "Partnerships") that the Fund has acquired through its Special Equities investment program.  This amount is based on historic fees and expenses, and the Partnership performance where applicable, and may be substantially higher or lower from year to year.

6     Total Annual Fund Operating Expenses  shown in the "Fees and Expenses" table (net Expenses for CSIF Balanced) do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights;  the Financial Highlights expense ratio (0.72% for CSIF Balanced and 0.98% for CWVF International Equity) reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

7      "Other expenses" includes custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties that provide recordkeeping and other administrative services.

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

-You invest $1,000,000 in the Fund for the time periods indicated;

-You reinvest all dividends and distributions;

-Your investment has a 5% return each year;

-The Fund's operating expenses remain the same; and

-Any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Number of Years Investment is Held
	1 year	3 years	5 years	10 years
CSIF Balanced	$8,778	$28,515	$49,899	$111,498
CSIF Equity	6,845	21,437	37,320	83,451
Calvert Social Index Fund	2,150	6,765	11,832	26,783
CSIF Enhanced Equity	8,981	28,069	48,762	108,432
Capital Accumulation	8,778	33,447	60,058	136,109
CWVF International Equity	10,200	31,840	55,246	122,462
Calvert International Opportunities	12,228	63,980	N/A	N/A
Calvert Global Alternative Energy	14,252	60,913	N/A	N/A
Calvert New Vision Small Cap	9,388	32,331	57,117	128,150
Calvert Small Cap Value	9,388	34,043	60,638	136,645
Calvert Mid Cap Value	8,778	37,718	68,816	157,083
CSIF Bond	5,418	16,993	29,625	66,490

Investment Strategies and Risks

The most concise description of each Fund's principal investment strategies and associated risks is under the earlier summary for each Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain other non-principal investment strategies and techniques of the Fund, along with their risks.  The Fund has additional non-principal investment policies and restrictions, which are discussed in the Statement of Additional Information ("SAI").

For each of the investment strategies listed, the table below shows each Fund's limitations as a percentage of either its net or total assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table

     J         Fund currently uses as a principal investment strategy

     q         Permitted, but not a principal investment strategy

                (% of assets allowable, if restricted)

     8         Not permitted

     xN       Allowed up to x% of Fund's net assets

     xT       Allowed up to x% of Fund's total assets

     N/A     Not applicable to this type of fund

	C S I F B a l a n c e d	C S I F E q u i t y	C a l v e r t S o c i a l I n d e x F u n d	C S I F E n h a n c e d E q u i t y	C a l v e r t C a p i t a l A c c u m u l a t i o n	C W V F I n t e r n a t i o n a l E q u i t y	C a l v e r t I n t e r n a t i o n a l O p p o r t u n i t i e s	C a l v e r t G l o b a l A l t e r n a t i v e E n e r g y	C a l v e r t N e w V i s i o n S m a l l C a p	C a l v e r t S m a l l C a p V a l u e	C a l v e r t M i d C a p V a l u e	C S I F B o n d
Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

	J	q	q	q	q	q	q	q	q	q	q	J

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective. Risks: Opportunity.

	q	q	q	q	q	q	q	q	q	q	q	q

Exchange-Traded Funds ("ETFs")areshares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. ETFs are used for the limited purpose of managing a Fund's cash position consistent with the Fund's applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity.Risks: Correlation and Market.

	q	q	q	q	q	q	q	q	q	q	q	q

Conventional Securities

Stocks in General. The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

	J	J	J	J	J	J	J	J	J	J	J	NA

Foreign securities. Securities issued by companies whose principal place of business is located outside the U.S.. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

	25 N	25N	5 N1	25 N	25 N	J	J	J	15 T2	25 N	25 N	25 N

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

	q	q	q	q	q	q	J	J	J	J	J	NA

Investment grade bonds. Bonds rated BBB/Baa or higher by an NRSRO, or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	J	q	NA	NA	q	q	q	q	q	q	q	J

Below-investment grade high-yield bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	15 n3	15 n3	NA 3	NA	10 n3	5 n3	q	q	5 n3	q	q	35 n3

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	J	q	q	NA	q	q	q	q	q	q	q	J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid. Risks: Liquidity, Market and Transaction.

	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N

Unleveraged Derivative Securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

	J	q	NA	NA	q	q	q	q	q	q	q	J

Mortgage-backed securities. Securities are backed by pools of mortgages, including senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

	J	q	NA	NA	q	q	q	q	q	q	q	J

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.	q	q	NA	NA	5 T	5 T	5 T	5 T	8	q	q	q

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

	5 T4	5 T4	NA	5 T4	5 T4	5 T4	5 T4	5 T4	5 T4	5 T4	5 T4	5 T4

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5

1     Calvert Social Index Fund may invest in foreign securities to the extent necessary to carry out its investment strategy investing at least 95% of its net assets in securities contained in the Calvert Social Index.  The Index (and hence the Fund) may include securities issued by companies located outside the U.S. but only if they are traded primarily on the NYSE or AMEX/NASDAQ.

2     Calvert New Vision Small Cap may invest only in American Depositary Receipts (ADRs) --  dollar-denominated receipts representing shares of a foreign issuer. ADRs are traded on U.S. exchanges. See the SAI.

3     Excludes any high social impact investments.

4     Based on net premium payments.

5     Based on initial margin required to establish the position.

Glossary of Certain Investment Risks

Correlation risk

This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities.  When interest rates rise, the value of fixed-income securities will generally fall.  Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.  Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market.  This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold.  A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk

The risk that unanticipated prepayments may occur when interest rates decline, typically reducing the value of a mortgage-backed security.  The Fund must then reinvest those assets at the current market rate, which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

What is Indexing? (Calvert Social Index Fund)

An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or "passively managed") fund tries to match, as closely as possible, the performance of an established target index.

An index fund's goals are to mirror the target index whether the index is going up or down. Therefore, index funds do not need the costly research and analysis employed by active fundamental asset managers. The socially responsible criteria used by the Calvert Social Index may result in economic sector weightings that are significantly different than those of the overall market, and those overweightings/ underweightings may be out of favor in the market. To track its target index as closely as possible, the Calvert Social Index Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest to a limited extent in stock futures contracts, or other registered investment companies. The Fund may purchase U.S. Treasury securities in connection with its hedging activities.

The Fund uses a replication method of indexing. If assets should ever decline to below $20 million, it may use the sampling method.

Although index funds by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Investment Selection Process

In seeking a Fund's investment objective, investments for the Fund are first selected for financial soundness and then evaluated according to that Fund's social criteria.  To the greatest extent possible, the Funds seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria.  Investments for a Fund must be consistent with the Fund's current financial and social criteria.

Investments in fixed income securities for Calvert's socially screened funds may be made prior to the application of social analysis, due to the nature of the fixed income market, where unlike equities, fixed income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform social analysis prior to purchase. However, following purchase, the fixed income security is evaluated according to the Fund's social criteria and if it is not found to meet the standards for the Fund's social criteria, the security must be sold as soon as is possible, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets a Fund's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although each Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, and may overweight certain sectors or types of investments that may or may not be in favor in the market, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers that satisfy each Fund's investment objective and social criteria.

Each Fund may invest in ETFs for the limited purpose of managing the Fund's cash position consistent with the Fund's applicable benchmark.  The ETFs in which a Fund may invest will not be screened and will not be required to meet any of the social investment criteria otherwise applicable to investments made by that Fund.  In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund's social investment criteria.   The principal purpose of investing in ETFs is not to achieve a social goal by investing in individual companies, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund's applicable benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send to Calvert a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria
(All Funds except Calvert Global Alternative Energy)

Each Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples' rights,  community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Each Fund has developed social investment criteria, detailed below.  These criteria represent standards of behavior which few, if any, organizations totally satisfy.  As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the Board of Trustees/Directors without shareholder approval.

CSIF Portfolios, Calvert Capital Accumulation, Calvert Social Index Fund, Calvert New Vision Small Cap, Calvert Small Cap Value and Calvert Mid Cap Value

The Funds seek to invest in companies that:

  Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.
  Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.
  Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Funds seek to avoid investing in companies that:

  Are the subjectof serious labor related actions by federal, state or local regulatory agencies.
  Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Have serious and persistent human rights problems or directly support governments that systematically deny human rights.
  Have a pattern and practice of violating the rights of indigenous peoples.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
  Manufacture tobacco products.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Are significantly involved in the manufacture of alcoholic beverages.
  Have direct involvement in gambling operations.
  Have poor corporate governance or engage in harmful or unethical business practices.

With respect to U.S. government securities, CSIF invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Fund's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

CWVF International Equity

CWVF International Equity seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services.
  Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards.  We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.
  Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

CWVF International Equity seeks to avoid investing in companies that:

  Directly contribute to the systematic denial of basic human rights.
  Demonstrate a pattern of employing forced, compulsory or child labor.
  Have poor environmental compliance and performance records and lack programs and policies to address environmental impacts; or whose business or operations threaten environmental sustainability; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Have poor corporate governance or engage in harmful or unethical business practices.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Derive more than 10% of revenues from the production of tobacco or alcohol products.

Calvert International Opportunities

Calvert International Opportunities seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services.  Calvert will also consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power.  However, Calvert will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert's rigorous standards of performance regarding the safety and security of their nuclear power operations.
  Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards.  We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.
  Uphold corporate responsibility abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Exhibit sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

Calvert International Opportunities seeks to avoid investing in companies that:

  Directly contribute to the systematic denial of basic human rights.
  Demonstrate a pattern of employing forced, compulsory or child labor.
  Have poor environmental compliance and performance records and lack programs and policies to address environmental impacts; or whose business or operations threaten environmental sustainability; or own or operate new nuclear power plants.
  Have poor corporate governance or engage in harmful or unethical business practices.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Derive more than 10% of revenues from the production of tobacco or alcohol products.

Socially Responsible Investment Criteria (Calvert Global Alternative Energy only)

Addressing the climate change crisis is essential to ensuring a sustainable future. A shift away from fossil fuels requires a sharp focus on developing alternative energy, energy efficiency, and the broadest array of energy options. The Fund provides an investment opportunity for climate change solutions and renewable energy development.

The Fund seeks to invest in companies that are market leaders in alternative energy or that are significantly involved in the alternative energy sector. Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.

The Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future.  The Fund will focus on environmental, social, and governance factors that promote and encourage sustainable solutions.

The Fund has developed social investment criteria, detailed below.  These criteria represent standards of behavior which few, if any, companies totally satisfy.  All social criteria may be changed by the Board of Directors without shareholder approval.

The spirit of Calvert Global Alternative Energy's social criteria is similar to that of other Calvert Social Funds, but its application may at times differ. Investing in new or emerging energy and climate change solutions involves a focus on corporate leadership in alternative energy; emphasis on corporate engagement; and flexibility towards traditional exclusionary criteria.  The Fund will consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, the Fund will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert's rigorous standards of performance regarding the safety and security of their nuclear power operations.

The Fund will continue to adhere to core environmental, social and governance criteria as follows.

Calvert Global Alternative Energy will seek to invest in companies that:

  Demonstrate leadership in providing solutions to the climate change crisis through renewable energy and other alternative environmental technologies.
  Take positive steps to improve environmental management and performance, and provide innovative solutions to environmental problems through their products, services and emerging technologies.
  Treat their employees with dignity and respect in the workplace.
  Observe appropriate international human rights standards and respect the rights of indigenous peoples.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life of the communities where they operate and are responsive to stakeholder concerns and expectations.
  Exhibit sound policies and practices with respect to corporate governance and business practices.

Calvert Global Alternative Energy seeks to avoid investing in companies that:

  Contribute directly to the systematic denial of basic human rights.
  Maintain poor environmental compliance and performance practices.
  Demonstrate poor corporate governance or engage in unethical business practices.
  Own or operate new nuclear power plants.

Special Investment Programs

As part of Calvert's and Fund shareholders' ongoing commitment to providing and fostering innovative initiatives, certain Funds invest a small percentage of their respective assets in special investment programs that are non-principal investment strategies pioneered by Calvert  -- High Social Impact Investments, Special Equities, and the Calvert Manager Discovery Program.

CWVF International Equity and Calvert International Opportunities have limits on investments in U.S. companies of 5% and 10% of net assets, respectively; these percentages exclude High Social Impact Investments and Special Equities Investments.

High Social Impact Investments

CSIF Balanced, CSIF Bond and CSIF Equity, CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy, Calvert Capital Accumulation, Calvert New Vision Small Cap, Calvert Social Index Fund, Calvert Small Cap Value and Calvert Mid Cap Value

High Social Impact Investments is a program that targets a percentage of a Fund's assets  (up to 3% for each of CWVF International Equity, Calvert Capital Accumulation, Calvert International Opportunities and Calvert Global Alternative Energy, and up to 1% for each of the other Funds listed above). High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the Funds' social criteria. Those investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact debt investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. The Funds believe that these investments have a significant social return through their impact in our local communities.

Each Fund's High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund's investment advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund's Board and under the ultimate supervision of the Board. See "How Shares Are Priced."

Pursuant to an exemptive order, the Funds may invest those assets allocated for investment through the High Social Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Funds and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities.

The Funds may also invest directly in high social impact issuers, such as through Social Enterprises in conjunction with the Special Equities investment program (see "Special Equities" below).

Investments in High Social Impact Investments may hinder the Calvert Social Index Fund's ability to track the Index.  High Social Impact Investments for Calvert Social Index Fund will be limited to 1% of the Fund's assets if it commences the program.

Special Equities

CSIF Balanced, CSIF Equity, CWVF International Equity, Calvert International Opportunities, Calvert Global Alternative Energy, Calvert Capital Accumulation, Calvert Large Cap Growth and Calvert Social Index Fund

Each of these Funds has a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. Special Equities investments are subject to each Fund's limit on illiquid securities (which is no more than 15% of a Fund's net assets). The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. Most Special Equities investments are expected to have a projected market-rate risk adjusted return. A small percentage of the program may be invested in Social Enterprises, issues that have a projected below-market risk adjusted rate of return, but are expected to have a high degree of positive impact on societal change. The Special Equities Sub-Committee of the Investment Performance Oversight Committee of each Fund identifies, evaluates, and selects the Special Equities investments.  Special Equities involve a high degree of risk -- they are subject to liquidity, information and, if a debt investment, credit risk. A Fund's Special Equities are valued under the direction of the Fund's Board. Special Equities investments for Calvert Social Index Fund will be limited to 1% of the Fund's assets if it commences the program.

Pursuant to approval by each Fund's Board of Trustees/Directors, each Fund has retained Stephen Moody and Jean-Luc Park as consultants to provide investment research regarding the Special Equities Program.

Manager Discovery Program

As part of Calvert's and CSIF shareholders' ongoing commitment to promoting equal opportunity, Calvert has introduced the Manager Discovery Program as a component of CSIF Balanced.  The program allocates up to 5% of CSIF Balanced's assets to strong-performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of the equity portion of CSIF Balanced. The Manager Discovery Program seeks to bring a dynamic new perspective to CSIF Balanced, while maintaining Calvert's long-standing commitment to seeking financial performance and societal impact.

Shareholder Advocacy and Social Responsibility

As each Fund's investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by moving companies toward higher standards of social and environmental responsibility. Calvert's activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with company management as part of its social research process. After a Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert votes all proxies consistent with the financial and social objectives of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one  of its shareholder resolutions resulted in a company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

About Calvert

Calvert Asset Management Company, Inc.  (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Funds' investment advisor. Calvert provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2007, Calvert was the investment advisor for 41 mutual fund portfolios, including the first family and broadest array of socially screened funds, and had over $16 billion in assets under management.

Advisor, Subadvisors and Portfolio Managers

Information is provided below identifying each individual and or member of a team who is employed by or associated with the Advisor and respective Subadvisor (if any) of each Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the respective Fund.

CSIF Balanced

Calvert Asset Management Company, Inc.

See "About Calvert" above.

John P. Nichols handles the allocation of assets and Portfolio Managers for CSIF Balanced.

Gregory Habeeb manages the day-to-day investment of the fixed-income investments of CSIF Balanced.
Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

John P. Nichols, CFA	Vice President, Equities	Since 1980	Vice President, Equities, Calvert	Asset and Portfolio Manager Allocations for CSIF Balanced

Fixed Income Investments of CSIF Balanced
Calvert Asset Management Company, Inc.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Gregory Habeeb	Senior Vice President, Portfolio Manager	Since January 1997	Lead Portfolio Manager of Calvert's taxable fixed-income funds since 1997 Mr. Habeeb has over 20 years of experience as an analyst, trader and portfolio manager.	Lead Portfolio Manager

Equity Investments of CSIF Balanced

New Amsterdam Partners LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed a portion of the equity assets of CSIF Balanced since June 30, 2004.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Michelle Clayman, CFA	Managing Partner, Chief Investment Officer	Since 1986	New Amsterdam Ms. Clayman founded the firm in 1986.	Portfolio Manager

Nathaniel Paull, CFA	Partner, Senior Portfolio Manager	Since 1996	New Amsterdam Senior Portfolio Manage	Portfolio Manager

Profit Investment Management (Profit), 8401 Colesville Road, Suite 320, Silver Spring, Maryland 20910, has managed a portion of the equity assets of CSIF Balanced since October 2002. Profit is a part of Calvert's Manager Discovery Program.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Eugene A. Profit	President	11 years	Mr. Profit has been President and CEO of Profit for the past 11 years.	Portfolio Manager

CSIF Equity

Atlanta Capital Management Company, L.L.C. (Atlanta Capital), Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309, has managed the assets of CSIF Equity since September 1998.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Richard B. England, CFA	Managing Director, Principal and Portfolio Manager	Since 2004	2001-2004: Senior Portfolio Manager, Putnam Investments. 2004-Present: Portfolio Manger, Atlanta Capital. July 31, 2006: Became Portfolio Manager for this Fund.	Lead Portfolio Manager

Marilyn R. Irvin, CFA	Senior Vice President, Principal and Portfolio Manager	Since 1989	Atlanta Capital 2000-2004: Also Analyst	Portfolio Manager

William R. Hackney III, CFA	Managing Partner and Portfolio Manager	Since 1995	Atlanta Capital Also Executive Committee Member and Co-Head of Investments.	Portfolio Manager

Calvert Social Index Fund

World Asset Management, Inc. (World Asset), 255 E. Brown St., Birmingham, MI 48009, is the Subadvisor for Calvert Social Index Fund. World Asset is an indirect wholly-owned subsidiary of Comerica Incorporated. World Asset has been in the index business since the mid 1970s and specializes in passive portfolio management technique. It has managed the assets of Calvert Social Index Fund since its inception in 2000.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Kenneth A. Schluchter III	Managing Director, Domestic Investments	11 Years	World Asset as Portfolio Manager.	Portfolio Manager

Kevin K. Yousif Sr.	Senior Portfolio Manager	6 Years	World Asset as Portfolio Manager.	Portfolio Manager

CSIF Enhanced Equity

SSgA Funds Management, Inc. (SSgA FM), One Lincoln Street, Boston, MA 02111, is an SEC registered investment advisor. It is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company.  SSgA FM is an affiliate of State Street Global Advisors, ("SSgA"), which is the investment management division of State Street Bank and Trust Company, also a wholly-owned subsidiary of State Street Corporation.  SSgA FM has managed the assets of CSIF Enhanced Equity since its inception in April 1998.
Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Ric Thomas	Portfolio Manager	With SSgA since 1998; with SSgA FM since inception in 2001	Portfolio Manager in the Enhanced Equities Group.

Mr. Thomas is a Senior Managing Director of SSgA and is Department Head of the US Enhanced Equities Group responsible for the management and development of North American strategies.  He focuses on managing both large-cap and small-cap strategies as well as providing research on SSgA's stock-ranking models.

John O'Connell	Portfolio Manager	With SSgA since 1996; with SSgA FM since June 30, 2003.	Portfolio Manager in the Enhanced Equities Group.

Mr. O'Connell is a Vice President of SSgA and Principal of SSgA FM responsible for the management of North American strategies. He focuses on managing both large-cap and small-cap strategies as well as providing research on SSgA's stock-ranking models.

Calvert Capital Accumulation

New Amsterdam Partners LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed the assets of Calvert Capital Accumulation since September 2005.

Michelle Clayman and Nathaniel Paull are New Amsterdam's Portfolio Managers for Calvert Capital Accumulation. Please see the information presented above with respect to New Amsterdam's management of CSIF Balanced regarding New Amsterdam's business and organization, and regarding these Portfolio Managers' titles, length of service with the Subadvisory firm, business experience during the last five years and role on the management team.

CWVF International Equity

 Acadian Asset Management, LLC (Acadian), One Post Office Square, 20th Floor, Boston, MA 02109, has managed the assets of CWVF International Equity since March 2006.  The firm has been in business since 1986 and focuses specifically on international equity management. The firm is a wholly-owned subsidiary of Old Mutual Asset Managers (US), LLC, which is an indirect wholly-owned subsidiary of Old Mutual plc, a UK-listed financial services company.
Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Raymond F. Mui	Senior Vice President and Portfolio Manager	Since 1991	Senior Vice President and Portfolio Manager	Portfolio Manager

Brian K. Wolahan	Senior Vice President and Portfolio Manager	Since 1990	Senior Vice President and Portfolio Manager	Portfolio Manager and Director of Alternative Strategies

Calvert International Opportunities

F&C Management Limited (F&C), Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, has managed the assets of Calvert International Opportunities since its inception in May 2007. F&C, a corporation organized under the laws of the United Kingdom, registered with the SEC as an investment advisor in 1991.  F&C is a wholly owned subsidiary of F&C Asset Management plc, which was incorporated in 1868 in London with the launch of the world's first investment trust and today manages through the F&C group of companies more than $200 billion in international and global equities, fixed income, property, socially responsible and alternative strategies.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Sophie Horsfall	Director, Global Equities Group	Since 2001	2002-present: Portfolio Manager, F&C	Lead Portfolio Manager

Jeremy Tigue	Director and Head of Global Equities	Since 1981	2002-present: Head, F&C Global Equities Group; also Manager, Foreign & Colonial Investment Trust	Head of Global Equities

Terry Coles	Assistant Director, Global Equities Group	Since 2006	2002-2006: Global Equities Fund Manager, Morgan Stanley September 2006-present: Fund Manager, Global Equities, F&C	Alternate Portfolio Manager

Calvert Global Alternative Energy

KBC Asset Management International Ltd. (KBC), Joshua Dawson House, Dawson Street, Dublin 2, Ireland, has managed the assets of Calvert Global Alternative Energy since its inception in May 2007.  KBC is wholly-owned by KBC Asset Management Limited, which is a wholly-owned subsidiary of KBC Asset Management N.V.  KBC's ultimate parent is the KBC Group, a major financial service group with headquarters in Brussels, Belgium.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Jens Peers	Head of Eco Funds	Since 1998	Lead Manager, KBC Financial Analyst, KBC	Portfolio Manager

Treasa Ni Chonghaile	Portfolio Manager, Alternative Energy	Since 1999	Equity Portfolio Management, KBC Performance & Risk Analyst, KBC	Portfolio Manager

Calvert New Vision Small Cap

Bridgeway Capital Management, Inc. (Bridgeway), 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, has managed the assets of Calvert New Vision Small Cap since March 9, 2007. The firm has been in business since 1993. The firm is controlled by John Montgomery and his family.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

John N.R. Montgomery	President	Since 1993	Mr. Montgomery founded Bridgeway.	Portfolio Manager

Calvert Small Cap Value and Calvert Mid Cap Value

Channing Capital Management, LLC (Channing), 10 South LaSalle Street, Suite 2650, Chicago, IL 60603, has managed the assets of both Calvert Small Cap Value and Calvert Mid Cap Value since their inception in October 2004.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Eric T. McKissack, CFA	Founding Principal, Chief Executive Officer	Since 2003	Portfolio Management, Channing (2003-Present); Ariel Capital Management, LLC	Portfolio Manager

Wendell E. Mackey, CFA	Founding Principal, Director of Investments	Since 2003	Portfolio Management,Channing (2003-Present); Valenzuela Capital Partners, LLC	Portfolio Manager

CSIF Bond

Calvert Asset Management Company, Inc.

See "About Calvert" above.

Gregory Habeeb is the Portfolio Manager for CSIF Bond. Please see the information presented above with respect to Calvert's management of the fixed income investments of CSIF Balanced regarding the Portfolio Manager's title, length of service with Calvert, business experience during the last five years and role on the management team.

Each of the Funds has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Trustees/Directors, to enter into and materially amend contracts with the Fund's Subadvisor (that is not an "affiliated person" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")) without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets. This figure is the total of all advisory fees (paid to Calvert) and subadvisory fees, if any, paid directly by the Fund. (Subadvisory fees paid by Calvert to a Subadvisor are reflected in the total advisory fees paid by the Fund to Calvert.) The advisory fee does not include administrative fees.

Fund	Advisory Fee
CSIF Balanced	0.421%
CSIF Equity	0.50%
Calvert Social Index Fund	0.225%
CSIF Enhanced Equity	0.50%1
Calvert Capital Accumulation	0.65%
CWVF International Equity	0.70%2
Calvert International Opportunities	0.80%3
Calvert Global Alternative Energy	1.00%3
Calvert New Vision Small Cap	0.75%
Calvert Small Cap Value	0.75%
Calvert Mid Cap Value	0.65%
CSIF Bond	0.35%

1     Contractual advisory fee is 0.60%; the Advisor voluntarily waived 0.10% in advisory fees.

2     The contractual advisory fee is 0.75% on the first $250 million, 0.725% on the next $250 million and 0.675% over $500 million; the Advisor waived 0.02% in advisory fees.

3     Calvert International Opportunities and Calvert Global Alternative Energy have not operated for a full fiscal year. The respective contractual advisory fees for these Funds are shown in the table above.

A discussion regarding the basis for the approval by the Board of Trustees/Directors of the Funds of the investment advisory agreement and any applicable subadvisory agreement with respect to each Fund (except the advisory and subadvisory agreements for Calvert International Opportunities and Calvert Global Alternative Energy) is available in the most recent Semi-Annual Report of the applicable Fund covering the fiscal period that ends on March 31 each year. A discussion regarding the basis for the approval by the applicable Board of Directors of the investment advisory and subadvisory agreements with respect to each of Calvert International Opportunities and Calvert Global Alternative Energy is in the respective Annual Report of these Funds for the year ended September 30, 2007.

How to Open an Account

Complete and sign an application for each new account.  Be sure to specify Class I.  All purchases must be made by bankwire, National Securities Clearing Corporation (NSCC) or ACH funds transfer, in U.S. dollars.  For more information and wire instructions, call Calvert at 800-327-2109.

Minimum To Open an Account: $1,000,000 per Fund. The $1 million initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders (for example, where the investment in question would permit a previously closed Class I in a Fund to reopen, at no additional expense to other Classes in the Fund; where the Class I investor has agreed to make additional Class I investments within a reasonable amount of time; for discretionary wrap programs; for omnibus accounts purchasing for a fund of funds; and for certain omnibus accounts and employer sponsored retirement or employee benefit plan accounts.)

There are some federal holidays, i.e., Columbus Day and Veterans Day, when the New York Stock Exchange ("NYSE") is open and the Fund is open but federal wires and check purchases cannot be received because the banks and post offices are closed.

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account.  Each Fund requires your name, date of birth, residential street address or principal place of business, social security number and employer identification number or other governmental issued identification when you open an account in order to verify your identity.  A Fund may place limits on account transactions while it is in the process of attempting to verify your identity.  If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

Through your Broker-Dealer

Your broker-dealer must receive your purchase request before the close of regular trading (generally 4 p.m. ET) on the NYSE to receive that day's net asset value ("NAV").  Your broker-dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

How Shares are Priced

The price of shares is based on each Fund's NAV. The NAV is computed by adding the value of a Fund's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). Each Fund is open for business each day the NYSE is open.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.  Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

Under the oversight of the Board of Trustees/Directors and pursuant to a Fund's valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination under the ultimate supervision of the Board, the Advisor, pursuant to a Fund's valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of a Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.

For assistance in making fair value determinations, the Board of Directors of CWVF International Equity and International Opportunities, and the Board of Directors of Calvert Global Alternative Energy, have retained a third-party fair value pricing service, pursuant to the respective Fund's valuation procedures and under the ultimate supervision of the Board, to quantitatively value holdings of the Fund that trade on foreign exchanges.  From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Fund's official pricing time of 4 p.m. Eastern Time may cause those local market prices to not be representative of what a reasonable investor would pay for those securities.  In the event of such market movements in excess of previously established and Board-approved thresholds, the Fund's service providers quantitatively estimate the fair value of each affected security. The values are calculated using the service provider's proprietary models based upon the actual market close and trailing data from various benchmarks, futures and currencies. Factors that may influence the results of this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized.  Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

When Your Account Will be Credited

Your purchase will be processed at the next NAV calculated after your order is received in good order, as defined below.  All of your purchases must be made in U.S. dollars. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order.  All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See "Request in Good Order" below.

Other Calvert Features / Policies

For 24 hour performance and account information visit www.calvert.com.

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of logging on to www.calvert.com.

The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Telephone Transactions

You may purchase, redeem, or exchange shares and wire funds by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Funds, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that include common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker/dealer or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert Funds if your investment goals change.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

Shares may only be exchanged for Class I shares of another Calvert Fund, and the exchange must satisfy the minimum investment amount.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (i.e., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage frequent purchases and redemptions of fund shares by fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Accordingly, each Fund's Board of Trustees/Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund, which may include the imposition of redemption fees (as described under "How to Sell Shares" - "Redemption Fee"). The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement a Fund's investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through:  increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, a Fund or Calvert at its discretion may reject any purchase or exchange (purchase side only) request it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.

Shareholders may hold the shares of any Fund through a service provider, such as a broker-dealer or a retirement plan, which has adopted market timing policies that differ from the market timing policies adopted by the Fund's Board of Trustees/Directors. In formulating their market timing policies, these service providers may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by service providers may be quite dissimilar from the policies adopted by the Fund's Board of Trustees/Directors. The Board of Trustees/Directors of each Fund has authorized Fund management to defer to the market timing and redemption fee policies of any service provider that distributes shares of any Fund through an omnibus account if the service provider's policies, in Fund management's judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact Calvert to determine if the service provider through which the shareholder holds shares of any Fund has been authorized by Fund management to apply its own market timing and redemption fee policies in lieu of the policies adopted by the Fund's Board of Trustees/Directors. In the event of any such authorization, shareholders should contact the service provider through which the Fund shares are held for more information on the market timing policies and any redemption fees that apply to those shares.

As stated under "How to Sell Shares" in this prospectus, a redemption fee will not be assessed on Fund shares held through an omnibus account if the service provider maintaining that account (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described above, implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee.  If a significant percentage of a Fund's shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund.  Even if an omnibus account is not subject to a redemption fee, if a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek the full cooperation from the service provider maintaining the account to identify the underlying participant.  Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account.  Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.

Each Fund and CDI reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only).  Orders are canceled within one business day, and the purchase price is returned to the investor.  Each Fund and CDI also may: modify any terms or conditions of purchase of shares of any Fund (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of Fund prospectuses and annual and semi-annual reports by calling client services at 800-368-2745 or enrolling online at www.calvert.com.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance

Please maintain a balance in each of your Fund accounts of at least $1,000,000 per Fund.  If due to redemptions, the balance in your account falls below the minimum, your account may be closed and the proceeds mailed to the address of record.  You will receive a notice that your account is below the minimum and will be closed, or moved to Class A (at NAV) after 30 days if the balance is not brought up to the required minimum amount.

Shares held through an omnibus account or wrap-free program for which a Fund has waived investment minimums are not subject to this requirement.

Dividends, Capital Gains and Taxes

Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

CSIF Bond	Paid monthly
CSIF Balanced	Paid quarterly
CSIF Equity	Paid annually
Calvert Social Index Fund	Paid annually
CSIF Enhanced Equity	Paid annually
Calvert Capital Accumulation	Paid annually
CWVF International Equity	Paid annually
Calvert International Opportunities	Paid annually
Calvert Global Alternative Energy	Paid annually
Calvert New Vision Small Cap	Paid annually
Calvert Small Cap Value	Paid annually
Calvert Mid Cap Value	Paid annually

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid to you by wire to a predesignated bank account.  Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify a Fund in writing to change your payment options.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, your Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Funds whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. For fixed-income and balanced funds, you will be notified to the extent, if any, that dividends reflect interest received from U.S. Government securities. Such dividends may be exempt from certain state income taxes. If you invest in an international or global fund, you may receive additional information regarding foreign source income and foreign taxes to assist in your calculation of foreign tax credits. For non-fixed-income funds, some of the dividends may be identified as qualified dividend income and be eligible for the reduced federal tax rate if the individual investor meets the holding period requirement. Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

Arrangements with Broker/Dealers

CDI may pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of a Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker/dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale and distribution of the securities or for services to a Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates.

How to Sell Shares

You may redeem all or a portion of your shares on any day your Fund is open for business. Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment.

A Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the affected Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash).  A redemption-in-kind transfers the transaction costs associated with redeeming the security from a Fund to the shareholder. The shareholder will also bear any market risks associated with the security until the security can be sold. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.  There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone - call 800-368-2745

You may redeem shares from your account by telephone and have your money wired to an address or bank you have previously authorized.  Class I redemptions must be made by bankwire, NSCC or ACH funds transfer. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be provided. To add instructions to wire to a destination not previously established, or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Request in Good Order

All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in "good order." This means that your request must include:

  The Fund name and account number.
  The amount of the transaction (in dollars or shares).
  Signatures of all owners exactly as registered on the account (for mail requests).
  Signature guarantees (if required).*
  Any supporting legal documentation that may be required.
  Any outstanding certificates representing shares to be redeemed.

* For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the NAV next computed after the Transfer Agent has received all required information.

Purchase and Redemption of Shares Through a Financial Intermediary

Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders.  Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, receives the order in good order.  The customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker/dealer or the broker/dealer's authorized designee.

Redemption Fee

In its effort to detect and prevent market timing, each Fund charges a 2% redemption fee on redemptions, including exchanges, within 7 days of purchase into that Fund unless the shares are held through an intermediary that has been authorized by Fund management to apply its own redemption fee policy, as described under "Other Calvert Features/Policies -- Market Timing Policy." In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.

For those shares to which the Fund's redemption fee policy is applicable, the redemption fee will only be waived in the following circumstances:

  Accounts of foundations, endowments, state and local governments, and those that use consultants.
  Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.
  Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older.  The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.
  The return of an excess contribution or deferral amount, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.
  Involuntary redemptions of accounts under procedures set forth by a Fund's Board of Trustees/Directors.
  Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.
  Redemption of shares purchased with reinvested dividends or capital gain distributions.
  Shares transferred from one retirement plan to another in the same Fund.
  Shares redeemed as part of a retirement plan termination or restructuring.
  Redemption of shares of a Fund held as a "qualified default investment alternative" in a retirement plan account in accordance with the requirements of Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
  Redemption of shares of a Fund held as a default investment option in a retirement plan.
  Exchange or redemption transactions by an account that a Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that either (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described under "Other Calvert Features/Policies - Market Timing Policy," implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee.  For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund's Transfer Agent.

In order to determine your eligibility to for a redemption fee waiver, it may be necessary to notify your broker/dealer or the Fund of the qualifying circumstances and to provide any applicable supporting documentation. For shares held through an intermediary in an omnibus account, Calvert relies on the intermediary to assess any applicable redemption fee on underlying shareholder accounts. There are no assurances that intermediaries will promptly assess the fee.

Financial Highlights

The financial highlights table is intended to help you understand the Funds' financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund's operations).  The Funds' fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund's financial statements, which were audited by KPMG LLP. Their report, along with a Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

Balanced Portfolio
Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006 (z)	2005 (b)
Net asset value, beginning	$29.70	$28.38	$27.47
Income from investment operations
Net investment income	.76	.64	.41
Net realized and unrealized gain (loss)	1.90	1.17	.87
Total from investment operations	2.66	1.81	1.28
Distributions from
Net investment income	(.72)	(.49)	(.37)
Total distributions	(.72)	(.49)	(.37)
Total increase (decrease) in net asset value	1.94	1.32	.91
Net asset value, ending	$31.64	$29.70	$28.38

Total return*	9.00%	6.43%	4.71%
Ratios to average net assets:A
Net investment income	2.40%	2.44%	1.94% (a)
Total expenses	.77%	1.07%	1.28% (a)
Expenses before offsets	.73%	.73%	.72% (a)
Net expenses	.72%	.72%	.72% (a)
Portfolio turnover	81%	73%	70%
Net assets, ending (in thousands)	$8,721	$6,317	$1,012

		Periods Ended
		June 30,	September 30,
Class I Shares		2003 (c)	2002
Net asset value, beginning		$21.33	$24.35
Income from investment operations
Net investment income		.38	.68
Net realized and unrealized gain (loss)		2.49	(3.01)
Total from investment operations		2.87	(2.33)
Distributions from
Net investment income		(.33)	(.69)
Net realized gains		--	--
Total distributions		(.33)	(.69)
Total increase (decrease) in net asset value		2.54	(3.02)
Net asset value, ending		$23.87	$21.33

Total return*		13.63%	(9.87%)
Ratios to average net assets:A
Net investment income		2.25% (a)	2.77%
Total expenses		.72% (a)	.72%
Expenses before offsets		.72% (a)	.72%
Net expenses		.72% (a)	.71%
Portfolio turnover		140%	192%
Net assets, ending (in thousands)		$0	$26,612

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$38.44	$36.40	$32.36
Income from investment operations
Net investment income	.21	.17	.19
Net realized and unrealized gain (loss)	5.73	2.46	3.85
Total from investment operations	5.94	2.63	4.04
Distributions from
Net realized gains	(1.59)	(.59)	--
Total distributions	(1.59)	(.59)	--
Total increase (decrease) in net asset value	4.35	2.04	4.04
Net asset value, ending	$42.79	$38.44	$36.40

Total return*	15.88%	7.30%	12.48%
Ratios to average net assets:A
Net investment income	.53%	.49%	.63%
Total expenses	.67%	.68%	.68%
Expenses before offsets	.67%	.68%	.68%
Net expenses	.66%	.67%	.68%
Portfolio turnover	35%	35%	31%
Net assets, ending (in thousands)	$170,767	$163,685	$133,696

		Years Ended
		September 30,	September 30,
Class I Shares		2004	2003
Net asset value, beginning		$29.94	$24.12
Income from investment operations
Net investment income	.	07.05
Net realized and unrealized gain (loss)		2.35	5.79
Total from investment operations		2.42	5.84
Distributions from
Net realized gains		--	(.02)
Total increase (decrease) in net asset value		2.42	5.82
Net asset value, ending		$32.36	$29.94

Total return*		8.08%	24.24%
Ratios to average net assets:A
Net investment income	.	.25%	.32%
Total expenses		.68%	.70%
Expenses before offsets		.68%	.70%
Net expenses		.68%	.70%
Portfolio turnover		17%	29%
Net assets, ending (in thousands)		$93,347	$62,951

See notes to financial highlights.

Calvert Social Index Fund
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning	$12.38	$11.38	$10.59
Income from investment operations
Net investment income	.22	.17	.16
Net realized and unrealized gain (loss)	1.44	.92	.87
Total from investment operations	1.66	1.09	1.03
Distributions from:
Net investment income	(.12)	(.09)	(.24)
Total distributions	(.12)	(.09)	(.24)
Total increase (decrease) in net asset value	1.54	1.00	.79
Net asset value, ending	$13.92	$12.38	$11.38

Total return*	13.44%	9.61%	9.76%
Ratios to average net assets:A
Net investment income	1.65%	1.46%	1.50%
Total expenses	.57%	.80%	1.35%
Expenses before offsets	.23%	.26%	.40%
Net expenses	.21%	.24%	.38%
Portfolio turnover	9%	12%	14%
Net assets, ending (in thousands)	$23,120	$12,462	$2,374

	Years Ended
	September 30,	September 30,
Class I Shares	2004 (z)	2003
Net asset value, beginning	$9.67	$7.56
Income from investment operations
Net investment income	.10	.09
Net realized and unrealized gain (loss)	.87	2.06
Total from investment operations	.97	2.15
Distributions from:
Net investment income	(.05)	(.04)
Total distributions	(.05)	(.04)
Total increase (decrease) in net asset value	.92	2.11
Net asset value, ending	$10.59	$9.67

Total return*	10.03%	28.46%
Ratios to average net assets:A
Net investment income	1.02%	1.01%
Total expenses	1.06%	1.19%
Expenses before offsets	.39%	.39%
Net expenses	.38%	.38%
Portfolio turnover	14%	7%
Net assets, ending (in thousands)	$1,231	$4,518

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006(z)	2005(d)
Net asset value, beginning	$19.83	$18.75	$17.42
Income from investment operations
Net investment income	.22	.19	.03
Net realized and unrealized gain (loss)	1.55	1.50	1.30
Total from investment operations	1.77	1.69	1.33
Distributions from
Net investment income	(.10)	(.05)	--
Net realized gain	(.83)	(.56)	--
Total distributions	(.93)	(.61)	--
Total increase (decrease) in net asset value	.84	1.08	1.33
Net asset value, ending	$20.67	$19.83	$18.75

Total return*	9.09%	9.19%	7.63%
Ratios to average net assets:A
Net investment income	1.09%	.99%	.65% (a)
Total expenses	.88%	1.20%	2.57% (a)
Expenses before offsets	.78%	.84%	.82% (a)
Net expenses	.76%	.81%	.81% (a)
Portfolio turnover	56%	47%	15%
Net assets, ending (in thousands)	$24,663	$9,464	$1,246

		Periods Ended
		January 18,	September 30,
Class I Shares		2002(e)	2001
Net asset value, beginning		$14.84	$20.04
Income from investment operations
Net investment income		.02	.07
Net realized and unrealized gain (loss)		1.62	(5.13)
Total from investment operations		1.64	(5.06)
Distributions from
Net investment income		--	(.14)
Total increase (decrease) in net asset value		1.64	(5.20)
Net asset value, ending		$16.48	$14.84

Total return*		11.08%	(25.40%)
Ratios to average net assets:A
Net investment income		.53% (a)	.38%
Total expenses		1,022.38%(a)	1.00%
Expenses before offsets		.77% (a)	.82%
Net expenses		.75% (a)	.75%
Portfolio turnover		10%	39%
Net assets, ending (in thousands)		$0	$1

See notes to financial highlights.

Calvert Capital Accumulation
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006	2005
Net asset value, beginning	$24.73	$23.89	$21.85
Income from investment operations
Net investment income (loss)	(.05)	(.02)	(.06)
Net realized and unrealized gain (loss)	4.48	.86	2.10
Total from investment operations	4.43	.84	2.04
Total increase (decrease) in net asset value	4.43	.84	2.04
Net asset value, ending	$29.16	$24.73	$23.89

Total return*	17.91%	3.52%	9.34%
Ratios to average net assets:A
Net investment income (loss)	(0.19%)	(0.20%)	(0.43%)
Total expenses	1.14%	1.90%	1.28%
Expenses before offsets	.87%	.88%	.87%
Net expenses	.86%	.86%	.86%
Portfolio turnover	47%	31%	157%
Net assets, ending (in thousands)	$4,311	$3,273	$2,596

		Periods Ended
	September 30,	September 30,	January 18,
Class I Shares	2004	2003(f)	2002(e)
Net asset value, beginning	$19.88	$18.79	$20.84
Income from investment operations
Net investment income (loss)	(.09)	(.03)	(.05)
Net realized and unrealized gain (loss)	2.06	1.12	4.20
Total from investment operations	1.97	1.09	4.15
Distributions from
Net realized gain	--	--	(.01)
Total distributions	--	--	(.01)
Total increase (decrease) in net asset value	1.97	1.09	4.14
Net asset value, ending	$21.85	$19.88	$24.98

Total return*	9.91%	5.80%	19.92%
Ratios to average net assets:A
Net investment income (loss)	(0.54%)	(0.50%) (a)	(0.64%) (a)
Total expenses	1.23%	1.23% (a)	1,316.21%(a)
Expenses before offsets	.86%	.87% (a)	.80% (a)
Net expenses	.86%	.86% (a)	.80% (a)
Portfolio turnover	101%	66%	9%
Net assets, ending (in thousands)	$955	$529	$0

See notes to financial highlights.

Calvert World Values International Equity
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$25.16	$21.32	$17.45
Income from investment operations
Net investment income	.34	.37	.27
Net realized and unrealized gain (loss)	4.93	3.72	3.88
Total from investment operations	5.27	4.09	4.15
Distributions from:
Net investment income	(.35)	(.25)	(.28)
Net realized gain	(2.93)	--	--
Total distributions	(3.28)	(.25)	(.28)
Total increase (decrease) in net asset value	1.99	3.84	3.87
Net asset value, ending	$27.15	$25.16	$21.32

Total return*	22.49%	19.35%	23.92%
Ratios to average net assets:A
Net investment income (loss)	1.74%	1.84%	2.04%
Total expenses	.98%	1.07%	1.17%
Expenses before offsets	.96%	1.06%	1.11%
Net expenses	.96%	1.05%	1.10%
Portfolio turnover	82%	120%	49%
Net assets, ending (in thousands)	$181,672	$124,197	$89,974

	Years Ended
	September 30,	September 30,
Class I Shares	2004 (z)	2003
Net asset value, beginning	$15.17	$12.38
Income from investment operations
Net investment income	.27	.22
Net realized and unrealized gain (loss)	2.19	2.63
Total from investment operations	2.46	2.85
Distributions from:
Net investment income	(.18)	(.06)
Net realized gains	--	--
Total distributions	(.18)	(.06)
Total increase (decrease) in net asset value	2.28	2.79
Net asset value, ending	$17.45	$15.17

Total return*	16.25%	23.12%
Ratios to average net assets:A
Net investment income (loss)	1.60%	1.65%
Total expenses	1.23%	1.39%
Expenses before offsets	1.11%	1.09%
Net expenses	1.10%	1.09%
Portfolio turnover	72%	71%
Net assets, ending (in thousands)	$48,420	$18,026

See notes to financial highlights.

Calvert International Opportunities
Financial Highlights

Period Ended
September 30,
Class I Shares	2007 #(z)
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	.04
Net realized and unrealized gain (loss)	.31
Total from investment operations	.35
Total increase (decrease) in net asset value	.35
Net asset value, ending	$15.35

Total return*	2.33%
Ratios to average net assets: A
Net investment income	.78% (a)
Total expenses	7.47% (a)
Expenses before offsets	1.28% (a)
Net expenses	1.20% (a)
Portfolio turnover	2%
Net assets, ending (in thousands)	$3,075

Calvert Global Alternative Energy
Financial Highlights

Period Ended
September 30,
Class I Shares	2007#(z)
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	(.03)
Net realized and unrealized gain (loss)	1.40
Total from investment operations	1.37
Total increase (decrease) in net asset value	1.37
Net asset value, ending	$16.37

Total return*	9.13%
Ratios to average net assets: A
Net investment income	(.68%) (a)
Total expenses	5.02% (a)
Expenses before offsets	1.43% (a)
Net expenses	1.40% (a)
Portfolio turnover	2%
Net assets, ending (in thousands)	$3,080

See notes to financial highlights.

Calvert New Vision Small Cap
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006	2005
Net asset value, beginning	$16.75	$18.96	$19.26
Income from investment operations
Net investment income (loss)	(.05)	(.03)	.06
Net realized and unrealized gain (loss)	1.80	(.28)	.25
Total from investment operations	1.75	(.31)	.31
Distributions from
Net realized gain	--	(1.90)	(.61)
Total distributions	--	(1.90)	(.61)
Total increase (decrease) in net asset value	1.75	(2.21)	(.30)
Net asset value, ending	$18.50	$16.75	$18.96

Total return*	10.45%	(2.24%)	1.42%
Ratios to average net assets:A
Net investment income (loss)	(.28%)	(.31%)	.43%
Total expenses	1.06%	1.10%	1.16%
Expenses before offsets	.94%	.93%	.93%
Net expenses	.92%	.92%	.92%
Portfolio turnover	98%	160%	169%
Net assets, ending (in thousands)	$11,286	$26,460	$4,979

		Periods Ended
	September 30,	September 30,	March 12,
Class I Shares	2004	2003(g)	2003 (h)
Net asset value, beginning	$16.46	$16.20	$13.25
Income from investment operations
Net investment income (loss)	.02	--	--
Net realized and unrealized gain (loss)	2.78	.26	(1.29)
Total from investment operations	2.80	.26	(1.29)
Distributions from
Net realized gain	--	--	--
Total distributions	--	--	--
Total increase (decrease) in net asset value	2.80	.26	(1.29)
Net asset value, ending	$19.26	$16.46	$11.96

Total return*	17.01%	1.60%	(9.74%)
Ratios to average net assets:A
Net investment income (loss)	.22%	(.11%) (a)	(.31%) (a)
Total expenses	1.14%	1.01% (a)	1.12% (a)
Expenses before offsets	.93%	.93% (a)	.93% (a)
Net expenses	.92%	.92% (a)	.92% (a)
Portfolio turnover	54%	5%	9%
Net assets, ending (in thousands)	$2,878	$1,130	$0

See notes to financial highlights.

Small Cap Value Fund
Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005(i)(z)
Net asset value, beginning	$17.38	$16.22	$14.69
Income from investment operations
Net investment income	.11	.06	(.01)
Net realized and unrealized gain (loss)	1.82	1.11	1.54
Total from investment operations	1.93	1.17	1.53
Distributions from
Net realized gain	--	(.01)	--
Total distributions	--	(.01)	--
Total increase (decrease) in net asset value	1.93	1.16	1.53
Net asset value, ending	$19.31	$17.38	$16.22

Total return*	11.10%	7.21%	10.42%
Ratios to average net assets: A
Net investment income	.80%	.49%	(.21%) (a)
Total expenses	1.14%	1.50%	3.31% (a)
Expenses before offsets	.95%	1.00%	1.03% (a)
Net expenses	.92%	.92%	.92% (a)
Portfolio turnover	46%	63%	21%
Net assets, ending (in thousands)	$13,145	$5,136	$1,750

Mid Cap Value Fund
Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005(j)(z)
Net asset value, beginning	$18.57	$17.20	$16.70
Income from investment operations
Net investment income	.08	.13	(.01)
Net realized and unrealized gain (loss)	2.33	1.47	.51
Total from investment operations	2.41	1.60	.50
Distributions from
Net investment income	(.09)	--	--
Net realized gain	(.15)	(.23)	--
Total distributions	(.24)	(.23)	--
Total increase (decrease) in net asset value	2.17	1.37	.50
Net asset value, ending	$20.74	$18.57	$17.20

Total return*	13.05%	9.40%	2.99%
Ratios to average net assets: A
Net investment income	.63%	1.18%	(.17%) (a)
Total expenses	1.34%	2.54%	14.06% (a)
Expenses before offsets	.89%	.94%	.96% (a)
Net expenses	.86%	.86%	.86% (a)
Portfolio turnover	43%	37%	28%
Net assets, ending (in thousands)	$3,250	$1,670	$346

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$15.85	$16.18	$16.33
Income from investment operations
Net investment income	.78	.73	.57
Net realized and unrealized gain (loss)	.13	(.04)	.31
Total from investment operations	.91	.69	.88
Distributions from
Net investment income	(.79)	(.72)	(.57)
Net realized gains	(.03)	(.30)	(.46)
Total distributions	(.82)	(1.02)	(1.03)
Total increase (decrease) in net asset value	0.09	(.33)	(.15)
Net asset value, ending	$15.94	$15.85	$16.18

Total return*	5.89%	4.48%	5.63%
Ratios to average net assets:A
Net investment income	4.99%	4.77%	3.57%
Total expenses	.53%	.56%	.61%
Expenses before offsets	.53%	.56%	.61%
Net expenses	.52%	.55%	.60%
Portfolio turnover	190%	150%	161%
Net assets, ending (in thousands)	$152,871	$74,714	$29,278

		Years Ended
		September 30,	September 30,
Class I Shares		2004	2003
Net asset value, beginning		$16.29	$15.81
Income from investment operations
Net investment income		.55	.67
Net realized and unrealized gain (loss)		.48	.66
Total from investment operations		1.03	1.33
Distributions from
Net investment income		(.55)	(.65)
Net realized gains		(.44)	(.20)
Total distributions		(.99)	(.85)
Total increase (decrease) in net asset value		.04	.48
Net asset value, ending		$16.33	$16.29

Total return*		6.62%	8.74%
Ratios to average net assets:A
Net investment income		3.41%	4.14%
Total expenses		.61%	.61%
Expenses before offsets		.61%	.61%
Net expenses		.60%	.60%
Portfolio turnover		244%	395%
Net assets, ending (in thousands)		$17,324	$17,527

NOTES TO FINANCIAL HIGHLIGHTS

A             Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*              Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a)           Annualized.

(b)           Class I shares resumed operations upon shareholder investment on December 27, 2004.

(c)           The last remaining shareholder in Class I redeemed on June 30, 2003.

(d)           Class I shares resumed operations upon shareholder investment on April 29, 2005.

(e)           The last remaining shareholder in Class I redeemed on January 18, 2002.

(f)            Class I shares resumed operations upon shareholder investment on June 3, 2003.

(g)           Class I shares resumed operations upon shareholder investment on July 31, 2003.

(h)           Class I shares resumed operations on January 30, 2003 when the Calvert Social Investment Fund's Technology Portfolio merged into the Calvert New Vision Small Cap Fund. Subsequently, the last remaining shareholder redeemed on March 12, 2003.

(i)            From April 29, 2005 inception.

(j)            From June 27, 2005 inception.

(z)           Per share figures are calculated using the Average Shares Method.

#            From May 31, 2007, inception.

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PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:  Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders.  In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):  The SAI for each Fund provides more detailed information about the Fund, including a description of each Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

Each Fund's portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund.  Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Group, Ltd.
4550 Montgomery Ave., Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-327-2109

Each Fund also makes available its SAI and Annual and Semi-Annual Reports free of charge on Calvert's website at the following Internet address:
www.calvert.com

You can review and copy information about a Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov.  Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act file:

no. 811-03334 Calvert Social Investment Fund (Balanced, Equity, Enhanced Equity, and Bond)

no. 811-06563 Calvert World Values Fund, Inc. (CWVF International Equity, Calvert Capital Accumulation and Calvert International Opportunities)

no. 811-03416 The Calvert Fund (Calvert New Vision Small Cap)

no. 811-09877 Calvert Social Index Series, Inc. (Calvert Social Index Fund)

no. 811-10045 Calvert Impact Fund, Inc. (Calvert Small Cap Value, Calvert Mid Cap Value and Calvert Global Alternative Energy)

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